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                                                                  EXHIBIT 10.06

                             EQK REALTY INVESTORS I

                             Incumbency Certificate


         The undersigned Secretary of EQK Realty Investors I, a Massachusetts business trust (the "Trust") does hereby certify that the following persons are duly elected officers of the Trust, Mr. Henry having been elected at the Annual Meeting of the Trustees on May 29, 1996, Mr. Hatcher having been elected at a special meeting of the Trustees held January 15, 1999, and Ms. Griffin having been elected at the meeting of the Board of Trustees of August 19, 1998, to serve until the next Annual Meeting of the Trustees or until such time as their successors are duly elected and qualified:


         NAME:                              TITLE:

         Samuel F. Hatcher                  President

         Donald R. Henry                    Vice President

         Pamela P. Griffin                  Secretary

         The undersigned Secretary further certifies that there have been no amendments or modifications to the Amended and Restated Declaration of Trust of EQK Realty Investors I, (the "Declaration") as executed as of February 27, 1985 and amended as of March 5, 1986, nor to the Trustees' regulations of EQK Realty Investors I as adopted as of October 11, 1984 and amended on June 3, 1985 and September 16, 1986; however, pursuant to section 5.1 of the Declaration, the life of the Trust has been extended to March 2001 by a shareholder vote at a Special Meeting of Shareholders on February 23, 1999.

         The undersigned Secretary further certifies that no formal resolution of the Trustees is required for the extension of the Trust's loan with PNC Bank, National Association, and that the officers of the Trust have the full authority to execute any and all documents in connection with the extension of such loan.

         This 15th day of June, 1999.
                                                 /s/ PAMELA P. GRIFFIN
                                                 ----------------------------
                                                 Pamela P. Griffin, Secretary